Exhibit 99.6

ACCOUNT CONTROL AGREEMENT

This ACCOUNT CONTROL AGREEMENT (this “Agreement”) is entered into as of December 29, 2021, by and among CARVANA AUTO RECEIVABLES TRUST 2021-P4, as issuer, (the “Issuer”), COMPUTERSHARE TRUST COMPANY, N.A., as indenture trustee (the “Indenture Trustee”) for and on behalf of the Issuer’s Asset-Backed Notes, and WELLS FARGO BANK, N.A., in its capacity as Account Holder (the “Account Holder”).

RECITALS

A. WHEREAS, the Issuer, the Indenture Trustee, and Carvana Auto Receivables Grantor Trust 2021-P4, as the grantor trust, are parties to that certain Indenture, dated as of December 29, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”);

B. WHEREAS, the Issuer has granted the Indenture Trustee, for the benefit of the Noteholders, a security interest in each of the Designated Accounts (as defined below) and in all funds deposited therein; and

C. WHEREAS, the Issuer, the Indenture Trustee and the Account Holder are entering into this Agreement to evidence the Indenture Trustee’s security interest in, and control over, each of the Designated Accounts (as defined below).

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Defined Terms. The following terms shall have the respective meanings assigned to them below. All capitalized terms used but not otherwise defined in this Agreement shall have the same defined in Part I and Part IV of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser.

“Collection Account”: The trust account created and maintained by the Indenture Trustee at the Account Holder, which shall be denominated “Computershare Trust Company, N.A., as Indenture Trustee for the benefit of the Holders of Carvana Auto Receivables Trust 2021-P4 Asset-Backed Notes.” The Collection Account shall be an Eligible Deposit Account.

“Reserve Account”: The trust account created and maintained by the Indenture Trustee at the Account Holder, which shall be denominated “Computershare Trust Company, N.A., as Indenture Trustee for Computershare Trust Company, N.A., as Indenture Trustee for the benefit of the Holders of Carvana Auto Receivables Trust 2021-P4 Asset-Backed Notes.” The Reserve Account shall be an Eligible Deposit Account.

“Note Distribution Account”: The trust account created and maintained by the Indenture Trustee at the Account Holder, which shall be denominated “Computershare Trust Company, N.A., as Indenture Trustee for Computershare Trust Company, N.A., as Indenture Trustee for the benefit of the Holders of Carvana Auto Receivables Trust 2021-P4 Asset-Backed Notes.” The Reserve Account shall be an Eligible Deposit Account.

“Class N Reserve Account”: The trust account created and maintained by the Indenture Trustee at the Account Holder, which shall be denominated “Computershare Trust Company, N.A., as Indenture Trustee for Computershare Trust Company, N.A., as Indenture Trustee for the benefit of the Holders of Carvana Auto Receivables Trust 2021-P4 Asset-Backed Class N Notes.” The Reserve Account shall be an Eligible Deposit Account.

“Certificate Distribution Account”: The trust account created and maintained by the Indenture Trustee at the Account Holder, which shall be denominated “Computershare Trust Company, N.A., as Indenture Trustee for Computershare Trust Company, N.A., as Indenture Trustee for the benefit of the Holders of Carvana Auto Receivables Trust 2021-P4 Asset-Backed Certificates.” The Reserve Account shall be an Eligible Deposit Account.

Each of the Collection Account, Reserve Account, Note Distribution Account, Class N Reserve Account and Certificate Distribution Account is a “Designated Account,” and collectively referred to as the “Designated Accounts.”

2. Establishment of Account. The Issuer hereby appoints the Indenture Trustee to establish and maintain, at the Account Holder, each of the Designated Accounts for the deposit of funds from time to time therein, and the Indenture Trustee hereby accepts such appointment. Computershare Trust Company will perform its duties as Indenture Trustee hereunder through its Computershare Corporate Trust division (including, as applicable, any agents or affiliates utilized thereby).

3. Account Characteristics.

(a) The Indenture Trustee shall establish and maintain each of the Designated Accounts at the Account Holder, and neither the Indenture Trustee nor the Account Holder shall change the name or account number of any of the Accounts without the prior written consent of Indenture Trustee and the Issuer. Amounts on deposit in the Designated Accounts shall be invested in the Investment Fund, as contemplated in the Indenture.

(b) The parties hereto agree that (i) each of the Designated Accounts is a “securities account” (within the meaning of Section 8-501(a) of the UCC), in respect of which the Account Holder is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and the Indenture Trustee is the “entitlement holder” (within the meaning of Section 8-102(a)(7) of the UCC); (ii) each item of property (including cash) credited to a Designated Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC); (iii) the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) for purposes of the UCC with respect to each of the Designated Accounts shall be New York; and (v) the law in force in the State of New York is applicable to all issues specified in Article 2(1) of “The Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary”, ratified Sept. 28, 2016, S. Treaty Doc. No. 112-6 (2012)”.

(c) Wire instructions for payments to be made to each of the Designated Accounts are set forth on Exhibit A.

(d) The parties hereto acknowledge and agree that each of the Designated Accounts is subject to the sole dominion and control of Indenture Trustee, subject to the terms hereof. The Indenture Trustee shall have the sole right of withdrawal with respect to each Designated Account in accordance with the terms of the Indenture and this Agreement. The Issuer shall not have a right of withdrawal with respect to any Designated Account. The Indenture Trustee and the Account Holder, subject to the terms of the Indenture and this Agreement, shall comply with all “entitlement orders” (as defined in Section 8-102(a)(8) of the UCC) directing disposition of funds in each of the Designated Accounts originated by the Indenture Trustee without further consent by the Issuer or any other party. Each of the Indenture Trustee and the Account Holder acknowledges and agrees that it has not entered into, and until the termination of this Agreement shall not enter into, any agreement with any Person other than the Indenture Trustee and the Issuer relating to any Designated Account, and in each case any funds held therein, pursuant to which it has agreed, or will agree, to comply with orders or instructions of any other such Person.

(e) Each of the Indenture Trustee and the Account Holder acknowledges that, to its actual knowledge, other than the security interest granted by the Issuer to the Indenture Trustee, there are no other security interests in any Designated Account or any funds deposited therein.

4. Indenture Trustee Obligations with Respect to Designated Accounts.

(a) The Indenture Trustee agrees to establish and maintain each Designated Account at the Account Holder, and each of the Indenture Trustee and the Account Holder agrees not to commingle, or allow to be commingled, the amounts held in, or designated for deposit in, a Designated Account with any other amounts held on behalf of the Indenture Trustee, the Issuer or any other party. The Indenture Trustee acknowledges that the Indenture Trustee has a security interest in each of the Designated Accounts and agrees not to make disbursements from or debits to either of the Designated Accounts other than in accordance with this Agreement and the Indenture. Except to the extent provided below in Sections 4(c), the Indenture Trustee waives any rights to offset any claim it may have against funds held in any Designated Account.

(b) The parties acknowledge and agree that items deposited in a Designated Account shall be deemed to bear the valid and legally binding indorsement of the payee and to comply with all of the Indenture Trustee’s requirements for supplying missing indorsements, now or hereafter in effect.

(c) The Indenture Trustee is granted the right to debit from each Designated Account any amounts deposited therein in error or as necessary to correct processing errors.

5. Transfers to and from the Designated Accounts. Funds will be deposited into, and deposits will be disbursed from, each of the Designated Accounts as provided by the Indenture, after the deduction of any amounts permitted to be deducted pursuant to Sections 4(c).

6. Termination of Agreement. The obligations of the Indenture Trustee and the Account Holder to the Indenture Trustee pursuant to this Agreement shall continue in effect until the discharge or termination of the Indenture. The Indenture Trustee agrees to provide written notice of termination of this Agreement to the Account Holder promptly upon the discharge or termination of the Indenture. Notwithstanding the foregoing, the Indenture Trustee shall have the right to terminate this Agreement upon thirty (30) days advance written notice to the Account Holder, the Issuer and the Indenture Trustee; provided, such termination shall only become effective upon execution of a replacement account control agreement substantially similar to this Agreement with a replacement Account Holder.

7. Fees and Expenses. The Indenture Trustee agrees to pay the fees, expenses and indemnities of the Account Holder incurred in connection with the maintenance of each of the Designated Accounts and all required services hereunder; provided any amounts that may be due from the Indenture Trustee to the Account Holder hereunder are payable only from proceeds held by, or otherwise from the funds available to, the Indenture Trustee in its capacity as Indenture Trustee under the Indenture and not from the individual or company assets of the Indenture Trustee.

8. Certain Matters Affecting Account Holder and Indenture Trustee.

(a) The Account Holder may rely and shall be protected in acting or refraining from acting upon any written notice (including, but not limited to, electronically delivered notices) believed by it to be genuine and to have been signed or presented by the proper party or parties in accordance with this Agreement, and shall have no obligation to review or confirm that actions taken pursuant to such notice in accordance with this Agreement comply with any other agreement or document.

(b) The parties acknowledge and agree that the Account Holder shall not have any duties other than those expressly set forth in this Agreement and the Account Holder shall satisfy such duties expressly set forth in this Agreement so long as it acts without negligence, bad faith, or willful misconduct. Without limiting the generality of the foregoing, the Account Holder shall not be subject to any fiduciary or other implied duties, and the Account Holder shall not have any duty to take any discretionary action or exercise any discretionary powers.

(c) Neither the Account Holder nor any of its affiliates, nor any director, officer, employee or agent of any of them, shall be liable for any claim, suit, action, fee, cost, damage, liability, or expense in connection with the subject matter of this Agreement (“Liabilities”), other than Liabilities caused by the negligence, bad faith or willful misconduct of the Account Holder or any of its affiliates or any director, officer, employee or agent of any of them. In no event shall the Account Holder be liable for any lost profits or for any incidental, indirect, special, consequential or punitive damages, whether or not the Account Holder knew of the possibility or likelihood of such damages. The Indenture Trustee agrees to indemnify, defend and hold harmless the Account Holder and its affiliates, and the directors, officers, employees, and agents of any of them, and the successors and assigns of the Account Holder, from and against any and all Liabilities asserted against them in connection with entitlement orders delivered by the Indenture Trustee under this Agreement, including the reasonable fees and out-of-pocket expenses of outside counsel of the Account Holder (including the reasonable fees and expenses of enforcing the indemnity afforded to the Account Holder hereunder), other than those Liabilities caused by the negligence, bad faith or willful misconduct of the Account Holder. The Issuer agrees to allow any indemnification amounts paid by the Indenture Trustee to the Account Holder hereunder to be reimbursed to the Indenture Trustee from amounts on deposit in the Collection Account, subject to the limitations set forth in the Indenture, except to the extent that any such amounts result directly from the negligence, bad faith or willful misconduct of the Indenture Trustee (as agreed to by the Indenture Trustee, or as otherwise determined by a court of competent jurisdiction).

(d) In the event that the Account Holder has or subsequently obtains by agreement, by operation of law or otherwise a security interest in any Designated Account or any financial assets, cash or other property credited thereto, the Account Holder hereby agrees that such security interest shall be subordinate to the security interest of the Indenture Trustee.

(e) The provisions of this Section 8 shall survive termination of this Agreement and the resignation or removal of the Account Holder.

(f) Any resignation or removal of the Indenture Trustee under the Indenture shall be effective as a resignation or removal of the Indenture Trustee hereunder.

(g) All rights and protections afforded to the Indenture Trustee under the Indenture shall apply to the Indenture Trustee under this Agreement, including without limitation, its right to indemnification as set forth in the Indenture.

(h) All rights and protections afforded to the Indenture Trustee under the Indenture shall apply, mutatis mutandis, to the Account Holder, including without limitation, its right to indemnification as set forth in the Indenture.

9. Representations, Warranties and Covenants of the Account Holder. The Account Holder makes the following representations, warranties and covenants:

(a) Organization and Good Standing. The Account Holder is a national banking association duly organized, validly existing and in good standing under the laws of the United States, and has full power, authority and legal right to own its properties and conduct its business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

(b) Due Authorization. The execution, delivery, and performance of this Agreement have been duly authorized by the Account Holder by all necessary corporate action on the part of the Account Holder.

(c) Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Account Holder, enforceable in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and except as such enforceability may be limited by general principles of equity (whether considered in a proceeding at law or in equity).

(d) No Conflict. The execution and delivery of this Agreement, and the performance of the transactions contemplated hereby and the fulfillment of the terms hereof applicable to the Account Holder, will not conflict with, violate, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any applicable law.

(e) Proceedings. No proceeding of any kind, including litigation, arbitration, judicial or administrative, is pending or threatened against the Account Holder which would under any circumstance have a Material Adverse Effect on the execution, delivery, performance or enforceability of this Agreement by the Account Holder

10. Successors. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns. Any entity into which the Indenture Trustee or the Account Holder may be merged or converted or with which it may be consolidated, or any entity resulting from any merger, conversion or consolidation to which the Indenture Trustee or the Account Holder shall be a party, or any entity succeeding to all or substantially all of the business of the Indenture Trustee or the Account Holder, shall be the successor of the Indenture Trustee or the Account Holder, as applicable, hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto and without the consent of any other party hereto.

11. Amendments. The parties hereto may amend or modify this Agreement from time to time by written instrument signed by all the parties hereto. No waiver of any right hereunder shall be binding on any party hereto unless the same is in writing and is signed by all of the parties hereto. The out-of-pocket expenses (including reasonable legal fees) incurred by the Indenture Trustee and the Account Holder in connection with any amendment of this Agreement shall be paid by the Issuer.

12. Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE

DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH HOLDER BY ACCEPTANCE OF A NOTE AGREES TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL COURT LOCATED WITHIN THE STATE OF NEW YORK. THE PARTIES HERETO AND EACH HOLDER BY ACCEPTANCE OF A NOTE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

13. Miscellaneous. All notices under this Agreement shall be in writing and sent (including via email transmission) to the parties hereto at their respective addresses or email addresses set forth below (or to such other address as any such party shall designate in writing to the other parties from time to time). In the event of any conflict between this Agreement (or any portion thereof) and the Indenture, the terms of the Indenture shall prevail.

14. Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

15. AML. The parties hereto acknowledge that in accordance with laws, regulations and executive orders of the United States or any state or political subdivision thereof as are in effect from time to time applicable to financial institutions relating to the funding of terrorist activities and money laundering, including without limitation the USA Patriot Act (Pub. L. 107-56) and regulations promulgated by the Office of Foreign Asset Control (collectively, “AML Law”), the Account Holder is required to obtain, verify, and record information relating to individuals and entities that establish a business relationship or open an account with the Account Holder. Each party hereby agrees that it shall provide the Account Holder with such identifying information and documentation as the Account Holder may request from time to time in order to enable the Account Holder to comply with all applicable requirements of AML Law.

16. Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given and received (i) when sent by telecopy, upon receipt of an electronically generated confirmation of receipt by the addressee, or delivered personally or (ii) upon transmission of email provided no electronic notice of non-delivery is received by the sender or (iii) on the first (1st) Business Day after being sent by nationally recognized overnight delivery service or (iv) on the third (3rd) Business Day after being sent by registered or certified U.S. mail (postage prepaid, return receipt requested) to the parties at the telecopy number, email address or street address set forth below or, as to any party, at such other address as shall be designated by such party in a written notice to each other party hereto. In all cases, to the extent that the related individual set forth in the respective “Attention” line is no longer employed by the respective Person, such notice may be given to the attention of a Responsible Officer of the respective Person or to the attention of such individual or individuals as subsequently notified in writing by a Responsible Officer of the respective Person.

Issuer	CARVANA AUTO RECEIVABLES TRUST 2021-P4 c/o Carvana, LLC 1930 W. Rio Salado Pkwy Tempe, AZ 85281 Attention: ABS-Transactions

Indenture Trustee	Computershare Trust Company, N.A. 600 S. 4th Street MAC N9300-070 Minneapolis, MN 55415 Attention: Corporate Trust Services – Asset-Backed Administration

Account Holder	Wells Fargo Bank, N.A. c/o Computershare Trust Company, N.A. 600 S. 4th Street MAC N9300-070 Minneapolis, MN 55415 Attention: Corporate Trust Services – Asset-Backed Administration

17. Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Owner Trustee not individually or personally but solely as Owner Trustee of the Issuer in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of each of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee, but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any covenant either expressed or implied contained herein of the Issuer, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) each of the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Agreement and (e) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer, or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ISSUER:

CARVANA AUTO RECEIVABLES TRUST 2021-P4

By: BNY MELLON TRUST OF DELAWARE, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page – Account Control Agreement – Carvana Auto Receivables Trust 2021-P4]

INDENTURE TRUSTEE:

COMPUTERSHARE TRUST COMPANY, N.A.

By:
Name:
Title:

ACCOUNT HOLDER:

WELLS FARGO BANK, N.A.

By: COMPUTERSHARE TRUST COMPANY, N.A., as attorney-in-fact

By:
Name:
Title:

[SIGNATURES CONTINUE ON NEXT PAGE]

[Signature Page – Account Control Agreement – Carvana Auto Receivables Trust 2021-P4]

EXHIBIT A

Wiring Instructions

[On File].

Exhibit A-1